Exhibit 32.2

SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Gary S. Titus, Senior Vice President and Chief Financial Officer of SciClone Pharmaceuticals, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	the Amendment to Annual Report on Form 10-K/A of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gary S. Titus
Date: April 30, 2013	Gary S. Titus Senior Vice President and Chief Financial Officer